UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2019

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2019, Gannett Co., Inc. announced that Kevin Gentzel (age 48) will be promoted to the position of President, USA TODAY NETWORK Marketing Solutions, effective as of January 26, 2019. Mr. Gentzel has served as the company’s Chief Revenue Officer since 2015. As Chief Revenue Officer, Mr. Gentzel currently has oversight over all advertising and marketing solutions revenue in North America and leads national sales, GET Creative and revenue operations, as well as local sales and sales support teams. Prior to joining the company, he served as head of Advertising Sales, North America at Yahoo! from 2014 to 2015, Chief Revenue Officer of The Washington Post from 2013 to 2014, Chief Revenue Officer at NDN from 2012 to 2013 and Chief Revenue Officer at Forbes Media from 2010 to 2012. Before then, he served at Forbes in a variety of leadership capacities, starting in 1999.

In connection with his appointment as President, USA TODAY NETWORK Marketing Solutions, the company entered into a letter agreement with Mr. Gentzel detailing certain compensatory arrangements approved by the Executive Compensation Committee of the Board of Directors, including base salary, annual incentive target and long-term incentive target compensation, and executive benefits. In addition, the Executive Compensation Committee approved a one-time grant to Mr. Gentzel of restricted stock units with a grant-date value of $250,000. The award will be granted effective January 26, 2019 and will vest on a cliff-basis on June 1, 2020.

A copy of the letter agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter Agreement, dated January 7, 2019, between Gannett Co., Inc. and Kevin Gentzel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: January 11, 2019	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer